                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 4, 2006


                            APPLIED FILMS CORPORATION
             (Exact name of Registrant as specified in its charter)


         COLORADO                       000-23103                84-1311581
(State or Other Jurisdiction      (Commission File No.)        (IRS Employer
     of Incorporation)                                       Identification No.)



9586 I-25 FRONTAGE ROAD, SUITE 200, LONGMONT, COLORADO             80504
      (Address of Principal Executive Offices)                   (Zip Code)

                                  303-774-3200
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240-14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c)).



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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On May 4, 2006, Applied Films Corporation ("Applied Films"), Applied Materials, Inc. ("Applied Materials") and Blue Acquisition, Inc., a wholly-owned subsidiary of Applied Materials ("Merger Sub"), entered into an Agreement and Plan of Merger (the "Merger Agreement"). The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into Applied Films with Applied Films continuing as the surviving entity (the "Merger").

         At the effective time (and as a result) of the Merger, Applied Films will become a wholly-owned subsidiary of Applied Materials and each share of Applied Films common stock outstanding immediately prior to the effective time of the Merger will be converted into the right to receive cash in the amount of $28.50 per share, without interest. Applied Materials will also assume outstanding options to purchase shares of common stock of Applied Films and certain other Applied Films' stock awards.

         The Merger Agreement was approved by the board of directors of Applied Films. The closing of the Merger is subject to the approval of the shareholders of Applied Films as well as regulatory approvals and other customary closing conditions.

         Applied Films and Applied Materials have made representations and warranties in the Merger Agreement to (and solely for the benefit of) each other. The assertions embodied in those representations and warranties are qualified by information in the confidential disclosure schedule that Applied Films has delivered to Applied Materials in connection with signing the Merger Agreement. Accordingly, investors and security holders should not rely on the representations and warranties as characterizations of the actual state of facts, since they were only made as of the date of the Merger Agreement and are modified by the underlying disclosure schedule. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Applied Films' public disclosures. Applied Films also agree to certain covenants in the Merger Agreement, including (i) for its Board of Directors to recommend approval by its shareholders of the Merger Agreement and the Merger, (ii) not to solicit proposals relating to alternative business combination transactions and (iii) not to enter into discussions concerning or provide confidential information in connection with alternative business combination transactions, all subject to specified terms, conditions and exceptions in the Merger Agreement.

         The Merger Agreement contains certain termination rights for both Applied Films and Applied Materials, and provides that, upon termination of the Merger Agreement under specified circumstances, Applied Films may be required to reimburse Applied Materials for its expenses up to $3.0 million or to pay Applied Materials a termination fee of $18.1 million.

         The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated into this report, by reference.



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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On May 4, 2006, Applied Films issued a press release announcing results for the third fiscal quarter ended April 1, 2006. A copy of the press release is attached to this report as Exhibit 99.2.

ITEM 8.01 OTHER EVENTS

         On May 4, 2006, Applied Films and Applied Materials issued a joint press release announcing execution of the Merger Agreement.

         The press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.



                   Additional Information and Where to Find It

         In connection with the proposed Merger, Applied Films will be filing a proxy statement and other relevant materials with the Securities and Exchange Commission ("SEC"). WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders will be able to obtain free copies of the proxy statement, as well as other filed materials containing information about the Applied Films at www.sec.gov, the SEC's website. Investors may also obtain free copies of the proxy statement and the other materials at www.appliedfilms.com, or by request to Applied Films Corporation, Attn: Chief Financial Officer, 9586 I-25 Frontage Road, Suite 200, Longmont, Colorado 80504.

                        Participants in the Solicitation

         Applied Films and its directors and executive officers may be deemed, under the SEC rules, to be participants in the solicitation of proxies from Applied Films shareholders in favor of the proposed Merger. Information regarding the identity of Applied Films' directors and executive officers is set forth in Applied Films' annual report on Form 10-K for the year ended July 2, 2005 and a Schedule 14A filed by Applied Films with the SEC on September 30, 2005, both of which are available free of charge from the SEC or from Applied Films as indicated above. Additional information about the interest of potential participants will be included in the proxy statement and other materials concerning the proposed Merger to be filed with the SEC.


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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits


Exhibit No.    Description
-----------    -----------
   2.1         Agreement and Plan of Merger among Applied Materials, Inc., Blue
               Acquisition, Inc., and Applied Films Corporation dated as of May
               4, 2006 (the schedules have been omitted pursuant to Item
               601(b)(2) of Regulation S-K).

   99.1        Press Release issued jointly by Applied Films Corporation and
               Applied Materials, Inc. dated May 4, 2006.

   99.2        Press Release issued by Applied Films Corporation dated May 4,
               2006 reporting earnings for the third fiscal quarter of fiscal
               2006.





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  May 4, 2006                      APPLIED FILMS CORPORATION



                                         By /s/ Lawrence D. Firestone
                                            ------------------------------------
                                                Lawrence D. Firestone
                                                Chief Financial Officer




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                                 EXHIBIT INDEX


Exhibit No.    Description
-----------    -----------
   2.1         Agreement and Plan of Merger among Applied Materials, Inc., Blue
               Acquisition, Inc., and Applied Films Corporation dated as of May
               6, 2006 (the schedules have been omitted pursuant to Item
               601(b)(2) of Regulation S-K).

   99.1        Press Release issued jointly by Applied Films Corporation and
               Applied Materials, Inc. dated May 4, 2006.

   99.2        Press Release issued by Applied Films Corporation dated May 4,
               2006 reporting earnings for the third fiscal quarter of fiscal
               2006.